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                                                                    Exhibit 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 17, 2004, in Amendment No. 4 to the Registration Statement on Form S-1 and related Prospectus of Peninsula Pharmaceuticals, Inc. for the registration of 5,750,000 shares of its common stock.


                                                       /s/ Ernst & Young LLP

Palo Alto, California

May 17, 2004